UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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☐   Definitive Proxy Statement
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☐   Soliciting Material under §240.14a-12
HELIUS MEDICAL TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[           ], 2025
To our Stockholders:
A special meeting of stockholders will be held on [           ], 2025, at [      ] a.m. Eastern Time (the “Special Meeting”) to conduct the following items of business:
•
Proposal 1:   To elect one new director to our Board of Directors;

•
Proposal 2:   To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Strategic Advisor Warrants issued to Pantera Capital Management LP and Summer Wisdom Holdings Limited;

•
Proposal 3:   To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants issued in connection with our acceptance of Solana (SOL) cryptocurrency as consideration in our private placement offering;

•
Proposal 4:   To approve an amendment to our 2022 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 4,000,000 shares; and

•
Proposal 5:   To authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3 or 4.

Board unanimously recommends that you vote FOR the election of each director nominee and FOR Proposals 2, 3, and 4.
The special meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Special Meeting online, vote electronically and submit your questions during the Special Meeting by visiting [      ] and entering your 16-digit control number. You will not be able to attend the Special Meeting in person.
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or by completing, dating, signing and returning the enclosed proxy card or voting instruction card, so your shares will be represented at the Special Meeting. Instructions on voting your shares are in the proxy materials you received for the Special Meeting.
Details regarding admission to the virtual Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement. You are entitled to vote at our Special Meeting and any adjournments or postponements thereof only if you were a stockholder as of September 26, 2025.
Your vote is important. Whether or not you plan to attend the Special Meeting online, please submit your proxy vote as soon as possible so that your shares can be voted at our Special Meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the accompanying proxy statement and vote in person.
Thank you for your continued support of Helius Medical Technologies.
Sincerely,
Dane C. Andreeff
President and Chief Executive Officer

HELIUS MEDICAL TECHNOLOGIES, INC.
642 Newtown Yardley Road, Suite 100
Newtown, Pennsylvania 18940
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [           ], 2025
Notice is hereby given that a special meeting of stockholders of Helius Medical Technologies, Inc. (the “Company,” “Helius,” “we” or “us”) will be held on [           ], 2025, at [      ]a.m. Eastern Time (the “Special Meeting”), as a virtual meeting at [      ]. At the special meeting of stockholders or any adjournment or postponement thereof, you will be asked to consider and vote upon the following proposals:
•
Proposal 1:   To elect one new director to our Board of Directors;

•
Proposal 2:   To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Strategic Advisor Warrants issued to Pantera Capital Management LP and Summer Wisdom Holdings Limited;

•
Proposal 3:   To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants issued in connection with our acceptance of Solana (SOL) cryptocurrency as consideration in our private placement offering;

•
Proposal 4:   To approve an amendment to our 2022 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 4,000,000 shares; and

•
Proposal 5:   To authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3 or 4.

Through the website above, you will be able to attend the Special Meeting online, vote electronically, and submit your questions during the Special Meeting. Your attention is directed to the accompanying proxy statement which is set forth on the following pages, where details regarding how to attend the Special Meeting online and the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on September 26, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on September 26, 2025 are entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.
The Board unanimously recommends that you vote FOR the election of the director nominee and FOR Proposals 2, 3 and 4.
Your vote is extremely important, regardless of the number of shares of Class A common stock you own. Whether or not you plan to virtually attend the Special Meeting, you are respectfully requested by the Board of Directors to promptly submit your proxy by telephone or over the Internet in accordance with the instructions on the proxy card or voting instruction card or sign, date and return the proxy card or voting instruction card. If you received this notice and the accompanying proxy statement in the mail, a return envelope is enclosed for your convenience. This will not prevent you from voting at the Special Meeting since you may revoke your proxy at any time prior to the Special Meeting or vote electronically at the Special Meeting, but submitting your proxy will help to ensure the presence of a quorum at the Special Meeting and avoid added proxy solicitation costs.
By Order of the Board of Directors,
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary

Newtown, Pennsylvania
     , 2025
Important Notice Regarding the Availability of Proxy Materials for the
Helius Medical Technologies, Inc. Special Meeting of Stockholders to be Held on [      ], 2025:
The Notice of Special Meeting of Stockholders, accompanying proxy statement and annual report to stockholders are available at www.proxyvote.com.

i

HELIUS MEDICAL TECHNOLOGIES, INC.
PROXY STATEMENT
2025 SPECIAL MEETING OF STOCKHOLDERS
[           ], 2025
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
Who is soliciting my vote?
The Board of Directors (the “Board”) of Helius Medical Technologies, Inc. (the “Company”, “we” or “us”) is soliciting your proxy, as a holder of our Class A common stock (the “Common Stock”), for use at the special meeting of stockholders to be held on [           ], 2025, at [      ]a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/[      ] and any adjournment or postponement of such meeting (the “Special Meeting”).
The Notice of Special Meeting of Stockholders (the “Notice”), proxy statement and form of proxy card are expected to be first mailed to stockholders of record on or about [           ], 2025.
What is the purpose of the Special Meeting?
At the Special Meeting, you will be voting on:
•
Proposal 1:   To elect one new director to our Board of Directors;

•
Proposal 2:   To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Strategic Advisor Warrants issued to Pantera Capital Management LP and Summer Wisdom Holdings Limited;

•
Proposal 3:   To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants issued in connection with our acceptance of Solana (SOL) cryptocurrency as consideration in our private placement offering;

•
Proposal 4:   To approve an amendment to our 2022 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 4,000,000 shares; and

•
Proposal 5:   To authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3 or 4.

The Board unanimously recommends that you vote FOR the election of each director nominee and FOR Proposals 2, 3 and 4.
Who is entitled to vote?
You may vote if you owned shares of our Common Stock at the close of business on September 26, 2025 (the “Record Date”), provided such shares are held directly in your name as the stockholder of record or are held for you as the beneficial owner through a broker, bank or other nominee. Each share of Common Stock is entitled to vote on each matter properly brought before the meeting. As of September 26, 2025, we had 40,299,220 shares of Common Stock outstanding and entitled to vote.
What is the difference between a stockholder of record and a beneficial owner?
Stockholders of Record.   If your shares of Common Stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us.
Beneficial Owners.   Many of our stockholders hold their shares of Common Stock through a broker, bank or other nominee rather than directly in their own names. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner with respect to those shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Special Meeting.
Can I vote my shares without attending the Special Meeting?
Stockholders of Record.   You may vote by internet, by phone or by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. To vote by internet or phone, you will need to use a control number provided to you in the materials with this proxy statement and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.
Beneficial Owners.   If you are a beneficial owner, you must vote your shares in the manner prescribed by your broker, bank or other nominee. You will receive a voting instruction card (not a proxy card) to use in directing the broker, bank or other nominee how to vote your shares. You may also have the option to vote your shares via the internet or phone.
May I attend the Special Meeting and vote my shares virtually?
The Special meeting will be held entirely online. To participate in the Special Meeting, you will need the 16-digit control number included on the instructions that accompanied your proxy materials. We encourage you to access the meeting prior to the start time. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Special Meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. The control number will automatically populate. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Can I change my vote?
Stockholders of Record.   You may change your vote at any time before your proxy is exercised by sending a written notice of revocation or a later-dated proxy to our Secretary, which must be received prior to commencement of the Special Meeting; by submitting a later-dated proxy via internet or phone; or by voting in person at the Special Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day beginning immediately and will close at 11:59 p.m. Eastern Time on [        ], 2025. Your virtual attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you electronically vote at the Special Meeting or file the proper documentation for it to be so revoked.
Beneficial Owners.   If you hold your shares through a broker, bank or other nominee, you should contact such person prior to the time such voting instructions are exercised.
What does it mean if I receive more than one proxy card or voting instruction card?
If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with brokers, banks or other nominees and/or our transfer agent. Please sign and deliver, or otherwise vote, each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219; Telephone: 800-937-5449.
What if I do not vote for some of the items listed on my proxy or voting instruction card?
Stockholders of Record.   If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Shares represented by proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in the manner recommended by the Board on those matters and as the proxyholders may determine in their discretion for any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners.   If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter.
How many shares must be present to hold the meeting?
In order for us to conduct the Special Meeting, holders of one-third of the voting power of our outstanding shares of stock entitled to vote as of the Record Date, September 26, 2025, must be present by remote communication or by proxy at the Special Meeting. This is called a quorum. Abstentions (as well as broker non-votes, if any) will be considered present for purposes of determining a quorum. If a quorum is not reached, the Special Meeting will be adjourned until a later time.
What vote is required to approve each item of business?
Proposal 1 — Election of Directors.   Directors are elected by a plurality of the votes of the shares present by remote communication, or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the election of directors. Since we only have one director nominee nominated for election to the Board at the Special Meeting, the nominee will be elected as long as he receives at least one vote. You may either vote “FOR” the nominee or “WITHHOLD” your vote with respect to the nominee. Broker non-votes and withhold votes, if any, will have no effect on the outcome of this proposal.
Proposal 2 — Strategic Advisor Warrant Proposal.   The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required to approve this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
Proposal 3 — Cryptocurrency Warrant Proposal.   The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required to approve this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
Proposal 4 — Amendment to the 2022 Equity Incentive Plan Proposal.   The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required to approve the proposed amendment of the 2022 Equity Incentive Plan. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
Proposal 5 — Approval of Adjournment.   The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required for any adjournment of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3 or 4. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
Other Matters.   The Board does not propose to conduct any business at the Special Meeting, nor is it aware of any other matter to be presented for action at the Special Meeting, other than as stated above.
Who will count the votes and where can I find the voting results?
Broadridge Financial Solutions, Inc. (“Broadridge”) will tabulate the voting results and a representative of American Election Services will act as inspector of election.
We intend to announce the preliminary voting results at the Special Meeting and, in accordance with the rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final voting results in a current report on Form 8-K within four business days of the Special Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS
General
Upon shareholder approval of the director nominee to the Board, Jeff Mathiesen will resign from the Board. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. It is the Company’s policy to invite its nominees for directors to attend the Special Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
Directors will be elected by a plurality of the votes of the shares present by remote communication, or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the election of directors. Accordingly, the sole nominee receiving a plurality of the affirmative votes will be elected.
Nominees
The Company seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Board has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Board to believe that that nominee should serve on the Board. However, each of the members of the Board may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
Name	Age	Position
Cosmo Jiang	35	Director
Cosmo Jiang
Mr. Jiang is a New York-based investment professional with significant experience in digital assets, public markets, and technology-focused investment strategies. He has served as General Partner and Portfolio Manager at Pantera Capital, since August 2023, where he is responsible for investment strategy and leads the firm’s public markets and special opportunities platform. Mr. Jiang is also the Founder and Managing Partner of Nova River Management, a digital-asset investment firm established in June 2022.
Prior to his current roles, Mr. Jiang was Managing Director at Hitchwood Capital Management LP, from April 2015 to January 2022, where he led investments across the consumer and internet sectors. Earlier in his career, he was a Private Equity Associate at Apollo Global Management from 2013 to 2015, and an M&A Analyst at Evercore Partners from 2011 to 2013. Mr. Jiang graduated from Harvard University with a B.A. in Applied Mathematics in 2011. The Board believes that Mr. Jiang will be a strong addition due to his extensive experience in financial services and digital assets. He is a recognized leader in the blockchain and digital asset industry and his investment and industry expertise will enhance the Board’s oversight and support the Company’s long-term growth.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
The Board reviews its composition annually, including the determination of the independence of our directors. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent” set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has determined that Mr. Jiang is not independent. In making this determination, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of its directors are or have been affiliated. The Board considered all relationships and transactions that occurred during any 12-month period within the last three fiscal years.
Board Leadership Structure
The Board is currently chaired by Joseph Chee. Mr. Chee does not satisfy the independence criteria set forth in the Nasdaq rules and is not “independent” for purposes of serving on the Board.
The Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and Chair of the Board. It is the Board’s view that rather than having a formal policy, the Board, upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether it is in the best interests of the Company and its stockholders for such offices to be separate or combined.
The Board currently believes that, by separating the positions of Chair of the Board and Chief Executive Officer, the Board can provide significant leadership to management and strong oversight of key opportunities and risks impacting the Company.
Role of the Board in Risk Oversight
The Board plays an active role in overseeing management of our risks. The Board regularly reviews information regarding our strategy, liquidity and operations, as well as the risks associated with each. The Audit Committee of the Board is responsible for overseeing the management of financial risks and cybersecurity risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies and arrangements, and for managing risks relating to our director compensation policies and arrangements. Our Nominating and Corporate Governance Committee is responsible for reviewing the independence of the Board and other corporate governance matters.
Meetings of the Board of Directors
The Board met four times during 2024. Each current Board member who served as a director in 2024 attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served that were held during a portion of the last fiscal year.

Information Regarding Committees of the Board of Directors
The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current committee membership:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Paul Buckman	X*	X	X
Edward M. Straw	X	X*	X
Blane Walter	X
Sherrie Perkins		X	X*

*
Committee Chairperson

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.
Audit Committee
Our Audit Committee is comprised of Messrs. Buckman, Straw and Walter. Mr. Buckman is the chair of the Audit Committee. The Board has also determined that each of Mr. Buckman and Mr. Walter qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Buckman’s and Mr. Walter’s level of knowledge and experience based on a number of factors.
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions including the following:
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evaluating the performance of and assessing the qualifications of the independent auditors;

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determining and approving the engagement of the independent auditors;

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determining whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;

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reviewing and approving the retention of the independent auditors to perform any proposed permissible non-audit services;

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monitoring the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law;

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reviewing and approving or rejecting transactions between the Company and any related persons;

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conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal control over financial reporting;

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establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

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meeting to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor.

The Audit Committee met five times during 2024. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at www.heliusmedical.com.

The Board reviews the definition of independence for Audit Committee members under SEC rules and Nasdaq listing standards on an annual basis and has determined that all members of the Company’s Audit Committee are independent for such purposes.
Compensation Committee
Our Compensation Committee is comprised of Messrs. Buckman, Straw and Ms. Perkins. Mr. Straw is the chair of the Compensation Committee.
All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq Listing Rules). The Compensation Committee met one time during 2024. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at www.heliusmedical.com.
The Compensation Committee acts on behalf of the Board to do the following:
•
reviewing, approving for adoption or recommending for adoption and overseeing the Company’s compensation strategy, policies, plans and programs, including establishing corporate and individual performance objectives relevant to the compensation of the Company’s executive officers and other senior management and evaluation of performance in light of these stated objectives;

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reviewing, approving or recommending to the Board for approval the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer, the other executive officers and the directors;

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reviewing the Company’s compensation practices and policies as related to risk management to determine whether such practices and policies are reasonably likely to have a material adverse effect on the Company;

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administering and enforcing the Company’s Policy for the Recovery of Erroneously Awarded Compensation; and

•
administering the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plans and programs.

Compensation Determination: Processes and Procedures
The Compensation Committee meets at least annually and with greater frequency if necessary and appropriate. The agenda for each meeting is developed by the Chair of the Compensation Committee, in consultation with legal counsel or other advisers or consultants it deems necessary and appropriate. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

In fiscal 2024 and fiscal 2023, the Compensation Committee delegated authority to the Chief Executive Officer to grant, without any further action required by the Compensation Committee, equity awards to employees and consultants who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, within specified limits approved by the Compensation Committee.
Historically, the Compensation Committee has typically made any significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. Generally, the process consists of two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The Chief Executive Officer may not be present during these discussions. The Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Company’s compensation consultant, including analyses of executive and director compensation paid at other companies of comparable financial size and business focus.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is currently comprised of Messrs. Buckman, Straw and Ms. Perkins. Ms. Perkins is the chair of the Nominating and Corporate Governance Committee.
All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq Listing Rules). The Nominating and Corporate Governance Committee met one time during 2024. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at www.heliusmedical.com.
The Nominating and Corporate Governance Committee is responsible for the following:
•
identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board);

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reviewing and evaluating incumbent directors;

•
selecting or recommending to the Board for selection candidates for election to the Board of Directors;

•
making recommendations to the Board regarding the membership of the committees of the Board;

•
assessing the performance of management and the Board; and

•
developing a set of corporate governance principles for the Company.

Generally, director nominees are identified and suggested by our directors or management using their business networks. The Nominating and Corporate Governance Committee also intends to consider director nominees put forward by stockholders. Our Second Amended and Restated Bylaws (the “Bylaws”) contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the annual meeting. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Additional Matters — Requirements for Submission of Stockholder Proposals and Nominations for 2026 Annual Meeting”.
Stockholders may also recommend individuals to our Board for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Board at Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, Attention: Chairman of the Board. The Board does not intend to alter the manner in which it evaluates candidates, based on whether or not the candidate was recommended by a stockholder.
The Nominating and Corporate Governance Committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board. However, the Nominating and Corporate Governance Committee does take into consideration areas of expertise that director nominees may be able to offer, including professional experience, knowledge, abilities and industry knowledge or expertise. The Nominating and Corporate Governance Committee also considers their potential contribution to the overall composition of the Board.
The Nominating and Corporate Governance Committee will review the backgrounds and qualifications of any potential nominees, without regard to whether a potential nominee has been recommended by our stockholders, and, upon consideration of all relevant factors and circumstances, approves the slate of director nominees to be nominated for election at each annual meeting of stockholders.
The Nominating and Corporate Governance Committee seeks a Board that includes a diversity of perspectives and includes individuals that possess backgrounds, skills, expertise and attributes that allow them to function collaboratively and effectively together in their oversight of the Company.
Stockholder Communications with the Board of Directors
The Board welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board, to any particular director or the independent directors as a group, to the following address: Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940. Stockholders or interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
Insider Trading Compliance Policy
Our Board has adopted an Insider Trading Compliance Policy governing the purchase, sale, and/or other dispositions by directors, officers, employees and other specified persons. This policy is designed to create reasonable processes to prevent the Company and its directors, officers, employees and specified other persons from insider trading and any appearance of improper conduct.
Our Insider Trading Compliance Policy is designed to promote compliance with insider trading laws. Our employees (including our named executive officers) and directors are subject to the Company’s Insider Trading Compliance Policy, which applies to their transactions involving any securities of the Company. Except under limited circumstances, persons subject to the policy, their affiliates and certain members of their family may not engage in any transaction of Company securities (or assist or encourage other persons to do so) while aware of material non-public information relating to the Company. The policy also implements quarterly trading blackout periods and pre-clearance requirements, and allows for special blackout periods, for our NEOs and other specified persons to reduce the likelihood of trading at times with significant risk of insider trading exposure.
Further, the policy includes Rule 10b5-1 trading plan guidelines to assist in compliance with the Rule 10b5-1 affirmative defense for insider trading liability, including that such plans can only be adopted or modified when the applicable person is permitted to transact in Company securities under the terms of the policy (including not being aware of any material non-public information), must include the minimum statutory cooling-off period between plan adoption and the first trade under such plan, and must comply with the prohibitions on multiple overlapping plans and limitations on single-trade plans. The adoption, modification or termination of any such plan is subject to pre-clearance requirements.
Our Insider Trading Policy also specifically prohibits, among other things, all directors and executive officers and employees of the Company from effecting hedging or monetization transactions, such as zero-cost collars and forward sale contracts. A copy of our Insider Trading Compliance Policy is filed as an exhibit to our Annual Report on Form 10-K for 2024.

Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.heliusmedical.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.
Policy for the Recovery of Erroneously Awarded Compensation
As required by the listing standards adopted by Nasdaq as a result of SEC rulemaking, our Board recently adopted a new Policy for the Recovery of Erroneously Awarded Compensation. The policy provides that the Company must promptly recover specified incentive-based compensation that is received by our Section 16 officers on or after October 2, 2023, regardless of fault or misconduct, upon specified accounting restatements of the Company’s financial statement that resulted in such persons receiving an amount that exceeded the amount that would have been received if based on the restated financial statements. There are limited exceptions to the recovery requirement as set forth in the listing standards. Incentive-based compensation is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The subject compensation will be determined without regard to any net settlement of, or taxes paid or payable or withheld on, such compensation, but there will not be any duplicative recovery by the Company. As specified in the listing standards, the Company cannot indemnify, or pay or reimburse for insurance for, a Section 16 officer for recoveries under this policy.
The recovery period under the policy is three full years preceding the date our Board or a committee thereof as directed by the Board concludes, or reasonably should have concluded, that an accounting restatement is required. If applicable, the Company will provide the current or former Section 16 officer with a written demand for repayment or return and the method thereof. If such repayment or return is not made when due, the policy provides that the Company will take all reasonable and appropriate actions to recover such erroneously awarded compensation from such person.

EXECUTIVE OFFICERS
Our executive officers as of September 28, 2025, and their respective ages, are as follows:
Name	Age	Position
Joseph Chee	54	Executive Chairman
Dane C. Andreeff	59	President and Chief Executive Officer, Director
Jeffrey S. Mathiesen	64	Chief Financial Officer, Treasurer and Secretary, Director
Antonella Favit-Van Pelt, Ph.D.	59	Chief Medical Officer
Joseph Chee
Mr. Chee has served as the Executive Chairman of our board of directors since September 2025. He has been a Founder and Chairman of Summer Capital Limited since August 2017. Summer Capital is an investment company dedicated to investing in early growth state companies in “new economy” sectors such as fintech, blockchain infrastructure and application, consumption technology and healthcare. He has also served as the Vice Chairman of AMINA Bank AG, a company focused on providing a bridge between traditional finance and digital assets while operating as a FINMA-regulated cryptocurrency bank and offering services such as secure custody, crypto trading, staking, lending, asset management and tokenized products to professional investors, corporations, family offices and institutions globally, since April 2020. In addition, Mr. Chee is the founder of Summer Healthcare Fund, L.P. since February 2021 and Summer Everest Ecosystem Fund, L.P. since September 2023. Each are investment companies focused on healthcare and biotechnology and blockchain ecosystem and financial technology, respectively. Prior to these positions, Mr. Chee was Head of Investment Banking and Head of Global Capital Markets, Asia at UBS AG. From 2000 to 2017, Mr. Chee held a number of positions in UBS AG. Mr. Chee has earned a Doctorate degree in applied finance from the University of Geneva, an Executive Master of Business Administration degree Tsinghua University, a Master of Business Administration degree from New York University and a Bachelor’s degree in mechanical engineering from Stevens Institute of Technology.
Dane C. Andreeff
Mr. Andreeff has served as our President and Chief Executive Officer since June 2021 after having served as our Interim President and Chief Executive Officer from August 2020 until June 2021. He has also served as a member of our Board of Directors since August 2017. Mr. Andreeff is the General Partner and Portfolio Manager at Maple Leaf Partners, LP. Maple Leaf Partners, LP is a hedge fund founded by Mr. Andreeff, where he has been employed since 1996. In 2003, the fund was seeded by Julian Robertson’s Tiger Management and later grew to over $2 billion in assets under management. Mr. Andreeff also serves as a member of the board of directors of privately-held HDL Therapeutics, Inc. and Myocardial Solutions, Ltd. Mr. Andreeff received his Bachelor’s degree in Economics from the University of Texas at Arlington in 1989 and his Master’s degree in Economics from the University of Texas at Arlington in 1991. Our Board believes that Mr. Andreeff’s extensive experience in the investment industry and capital markets and significant experience advising other companies as a board member, including multiple companies in the healthcare sector, make him a valuable member of our Board.
Jeffrey S. Mathiesen
Jeffrey S. Mathiesen has served as Chief Financial Officer, Treasurer and Secretary of the Company since June 2021. Mr. Mathiesen also has served as a member of our Board of Directors since May 2022 and previously served as a member of our Board of Directors from June 2020 to June 2021. Additionally, Mr. Mathiesen has served as a director and Audit Committee Chair of NeuroOne Medical Technologies Corporation (Nasdaq: NMTC), a publicly traded medical technology company focused on improving surgical care options and outcomes for patients suffering from neurological disorders, since 2017. He previously served as Vice Chair and Lead Independent Director from March 2020 to April 2025, as Director and Audit Committee Chair, from 2015 to April 2025, of Panbela Therapeutics, Inc. (Nasdaq: PBLA), a publicly traded biopharmaceutical company developing therapies for pancreatic diseases, and a director and audit committee chair and a compensation committee member of Healthcare Triangle, Inc. (Nasdaq: HCTI), a publicly traded provider of cloud and data transformation platform and solutions for healthcare and life sciences, from March 2021 to December 2022. Mr. Mathiesen also served as a director for eNeura, Inc., a privately held medical technology company providing therapy for both acute treatment and prevention of migraine, from 2018 to 2020. Mr. Mathiesen served as Advisor to the CEO of Teewinot Life Sciences Corporation, a privately held global leader in the biosynthetic development and production of cannabinoids and their derivatives for consumer and pharmaceutical products, from October 2019 to December 2019, and served as Chief Financial Officer from March 2019 to October 2019. In August 2020, Teewinot Life Insurance Sciences filed a voluntary petition under Chapter 11 of the United Stated Bankruptcy Code. Mr. Mathiesen previously served as Chief Financial Officer of Gemphire Therapeutics Inc., which was acquired by NeuroBo Pharmaceuticals, Inc. (Nasdaq: MTVA) in January 2020, a publicly-held clinical-stage biopharmaceutical company developing therapies for patients with cardiometabolic disorders, from 2015 to 2018, and as Chief Financial Officer of Sunshine Heart, Inc. (Nasdaq: NUWE), a publicly-held early-stage medical device company, from 2011 to 2015. Mr. Mathiesen received a B.S. in Accounting from the University of South Dakota and is a Certified Public Accountant (inactive). Our Board believes that Mr. Mathiesen is qualified to serve as a director based on his background in a broad range of responsibilities in financial and operational roles, including manufacturing, quality and procurement, in addition to traditional CFO roles in organizations with operations in North America, Europe, Southeast Asia and Australia.
Antonella Favit-Van Pelt, Ph.D.
Antonella Favit-Van Pelt has served as Chief Medical Officer of the Company since July 2021. Prior to joining the Company, Dr. Favit-Van Pelt led U.S. Medical Strategy for the Neurology program of H. Lundbeck A/S (LUN.CO, LUN DC, HLUYY), a global pharmaceutical company that specializes in the treatment of brain diseases, from 2018 to 2021. In this position, she oversaw the U.S. medical and life-cycle program activities related to therapies for movement disorders and epilepsy. In 2013, Dr. Favit-Van Pelt founded Synaerion Therapeutics (“Synaerion”) and, in 2016, its affiliate Thera Neuropharma, Inc. (“Thera”), two privately-held biotechnology companies developing a small molecule regenerative therapy and RNAi-based integrated technology platform for ALS and traumatic brain injury. She oversaw all aspects of Synaerion’s and Thera’s management and strategy as Chief Executive Officer, President & Chairwoman of the Board from 2014 to 2017 and she continues to serve as President & Chairwoman. In 2009, she founded StratMedica, LLC, a privately-held company designed to provide corporate clients with contract senior management support. As Principal of StratMedica from 2009 to 2016, she directed clinical development and medical programs for eight healthcare companies, including Johnson & Johnson (NYSE: JNJ) and Teva (NYSE: TEVA). Dr. Favit-Van Pelt served as Senior Director and Global Medical Lead at Shire Pharmaceuticals (Nasdaq: SPHG) from 2007 to 2008, as Director of Medical Strategy at Bristol-Myers Squibb (NYSE: BMY) from 2005 to 2007, and as Global Clinical Development Lead at GE Healthcare (formerly Amersham Health) from 2001 to 2005. Dr. Favit-Van Pelt is a Board-certified neurologist who began clinical practice activity in 1994, with a focus on patients with rare neuromuscular disorders. She holds a graduate degree in Medicine and Surgery and a Ph.D. in Pharmacology from the School of Medicine and Surgery at the University of Catania, Italy.

EXECUTIVE COMPENSATION
The following tables and accompanying narrative disclosure discuss the compensation awarded to, earned by, or paid to:
•
Dane C. Andreeff, our President and Chief Executive Officer;

•
Jeffrey S. Mathiesen, our Chief Financial Officer, Treasurer and Secretary; and

•
Antonella Favit-Van Pelt, our Chief Medical Officer.

We refer to these three executive officers as the “named executive officers” (as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K).
Summary Compensation Table
The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the fiscal years ended December 31, 2024 and 2023.
Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Dane C. Andreeff President and Chief Executive Officer	2024	402,000	682,760	—	146,730	37,929	1,269,419
	2023	386,000	1,115,469	—	96,500	37,257	1,635,226
Jeffrey S. Mathiesen Chief Financial Officer, Treasurer and Secretary	2024	385,000	341,380	—	112,420	35,224	874,024
	2023	370,000	579,803	—	74,000	34,642	1,058,445
Antonella Favit-Van Pelt Chief Medical Officer	2024	390,000	234,065	—	99,645	31,741	755,451
	2023	375,000	314,984	—	65,625	30,935	786,544

(1)
The amounts reflect the full grant date fair value for awards granted during the indicated year. The grant date fair value was computed in accordance with ASC Topic 718, Compensation-Stock Compensation. The assumptions we used in valuing options are described in Note 9 to our audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(2)
The table above reporting the amounts reported as all other compensation for 2024 include $24,129 in health and group term life benefits and $13,800 in 401(k) contributions for Dane C. Andreeff, $21,424 in health and group term life benefits and $13,800 in 401(k) contributions for Jeffrey S. Mathiesen, and $17,941 in health and group term life benefits and $13,800 in 401(k) contributions for Antonella Favit-Van Pelt along with life insurance premiums for each of the NEOs.

Narrative Disclosure to Summary Compensation Table
The compensation program for the Company’s named executive officers for 2024 had three primary components: base salary, annual bonus and equity grants.
Annual Base Salary
We have entered into employment agreements with each of our named executive officers that establish annual base salaries, which are reviewed periodically by our Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to the Company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. On February 20, 2024, our Board, upon recommendation of the Compensation Committee, in consultation with an independent compensation consultant, Grant Thornton LLP, approved a 4% increase to the base salaries of our executive officers for 2024 as an adjustment to account for cost of living increases.
Mr. Andreeff.   Effective with his appointment as President and Chief Executive Officer on June 14, 2021, the Company entered into an employment agreement with Mr. Andreeff that provides for an annual base salary of $350,000 subject to annual review by the Compensation Committee. As a result of our Compensation Committee’s decision to increase our executive officers’ salaries by 4% to account for increases in cost of living and following similar increases in prior years, Mr. Andreeff’s annual base salary for 2024 was $402,000.
Mr. Mathiesen.   Effective with his appointment as Chief Financial Officer, Treasurer and Secretary on June 14, 2021, the Company entered into an employment agreement with Mr. Mathiesen that provides for an annual base salary of $335,000, subject to annual review by the Compensation Committee. As a result of our Compensation Committee’s decision to increase our executive officers’ salaries by 4% to account for increases in cost of living and following similar increases in prior years, Mr. Mathiesen’s annual base salary for 2024 was $385,000.
Dr. Favit-Van Pelt.   Effective with her appointment as Chief Medical Officer on July 7, 2021, the Company entered into an employment agreement with Dr. Favit-Van Pelt that provides for an annual base salary of $340,000, subject to annual review by the Compensation Committee. As a result of our Compensation Committee’s decision to increase our executive officers’ salaries by 4% to account for increases in cost of living and following similar increases in prior years, Ms. Favit-Van Pelt’s annual base salary for 2024 was $390,000.
Non-Equity Incentive Plan
In 2024, each of the Company’s named executive officers had a target bonus, set forth as a percentage of annual base salary. Pursuant to the employment agreements between the Company and Messrs. Andreeff and Mathiesen, target bonuses for Messrs. Andreeff and Mathiesen were set at 50% and 40%, respectively, with the Compensation Committee able to determine that a portion of such target be paid in equity in lieu of cash. Under the employment agreement between the Company and Dr. Favit-Van Pelt, her target bonus was set at 35%.
In March 2024, the Compensation Committee recommended, and the Board approved, performance targets for fiscal 2024 that it would consider in approving bonus payments for 2024. These targets included various corporate objectives related to Company regulatory goals, revenue goals, financing goals, clinical research and development goals, and a goal related to the transition of the Company’s manufacturer.
In February 2025, the Compensation Committee determined that 83% of the performance targets had been met, and approved the bonus payments to Mr. Andreeff, Mr. Mathiesen, and Dr. Favit-Van Pelt at 83% of their respective targets.
Equity-Based Awards
Our equity-based incentive awards which are mainly comprised of stock options are designed to align our interests with those of our employees and consultants, including our named executive officers. Our Compensation Committee has responsibility for granting equity-based incentive awards to our named executive officers. Our Compensation Committee has not established policies and practices regarding timing of equity awards in relation to the release of material nonpublic information and does not time the public release of such information based on equity award grant dates nor for the purpose of affecting the value of executive compensation. Our compensation committee does not consider material nonpublic information in setting terms of equity awards, such as grant size or vesting conditions. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.
On July 2, 2024, our Board, upon recommendation of the Compensation Committee, approved the grant of an option to purchase 808,000 shares of Common Stock to Mr. Andreeff, an option to purchase

404,000 shares of Common Stock to Mr. Mathiesen, and an option to purchase 277,000 shares of common stock to Dr. Favit-Van Pelt pursuant to the 2022 Equity Incentive Plan. Each of these stock options has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with our 2022 Equity Incentive Plan. Each of stock options granted to Messrs. Andreeff and Mathiesen and Dr. Favit-Van Pelt, respectively, vested as to 62.5% immediately as of the grant date with the remainder vesting in a series of ten successive equal quarterly installments on the last day of each fiscal quarter beginning on September 30, 2024.
Retirement Benefits and Other Compensation
Our named executive officers do not participate in, or otherwise receive any benefits under, any pension or deferred compensation plan sponsored by us. We provide our employees a percentage match to the contributions made by our employees to the Company’s 401(k) savings plan and we provide life insurance benefits to our named executive officers. Our named executive officers were eligible to participate in our employee benefits, including health benefits, on the same basis as our other employees. We generally do not provide perquisites or personal benefits except in limited circumstances.
Employment Agreement and Arrangements (including Payments upon Termination or Change in Control)
Dane C. Andreeff
In connection with the Company’s appointment of Mr. Andreeff as President and Chief Executive Officer on June 14, 2021, the Company entered into an Employment Agreement with Mr. Andreeff (the “Andreeff Employment Agreement”). The Andreeff Employment Agreement has an initial term of three years beginning on June 14, 2021 and automatically renews for an additional one year period at the end of the initial term and each anniversary thereafter, provided that at least 90 days prior to the expiration of the initial term or any renewal term the Board does not notify Mr. Andreeff of its intention not to renew.
The Andreeff Employment Agreement entitles Mr. Andreeff to, among other benefits, the following compensation:
•
An annual base salary of $350,000, reviewed at least annually;

•
An annual cash bonus in an amount of up to 50% of annual base salary; provided, that the Company may elect to pay up to 50% of any earned annual bonus in fully vested shares of common stock in lieu of cash;

•
Participation in equity-based long-term incentive compensation plans generally available to senior executive officers of the Company;

•
Participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other senior executive officers of the Company;

•
Prompt reimbursement for all reasonable expenses in accordance with the plans, practices, policies and programs of the Company; and

•
20 days of paid vacation, to be taken in accordance with the Company’s policies and practices.

In the event that the Company consummates a transaction that constitutes a Change in Control (as defined in the Andreeff Employment Agreement), all of the unvested shares underlying Mr. Andreeff’s options will fully vest and become exercisable immediately prior to the effectiveness of such Change in Control. In the event of Mr. Andreeff’s death during the employment period or a termination due to disability, for cause by the Company or as a result of resignation without good reason (the date of such termination, the “Termination Date”), Mr. Andreeff or his beneficiaries or legal representatives will be provided any annual base salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the employment period ends and the following additional other benefits under the Andreeff Employment Agreement (the “Unconditional Entitlements”):
•
All benefits payable to Mr. Andreeff under any employee benefit plans (including, without limitation any pension plans or 401(k) plans) of the Company or any of its affiliates applicable to Mr. Andreeff at the time of his termination of employment and all amounts and benefits (other than the Conditional Benefits) which are vested or which Mr. Andreeff is otherwise entitled to receive under the terms of any plan, policy, practice or program of, or any contract or agreement with, the Company, at or subsequent to the Termination Date without regard to the performance by Mr. Andreeff of further services or the resolution of a contingency, will be paid or provided according to the terms of such plans, as determined on the basis of the actual date of termination of Mr. Andreeff’s employment with the Company;
•
Any right which Mr. Andreeff may have to claim a defense and/or indemnity for liabilities to or claims asserted by third parties in connection with Mr. Andreeff’s activities as an officer, director or employee of the Company shall be unaffected by Mr. Andreeff’s termination of employment and shall remain in effect;

•
Mr. Andreeff will be entitled to continuation of health care coverage as is required under, and in accordance with, applicable law or otherwise provided in accordance with the Company’s policies;

•
Mr. Andreeff will be entitled to reimbursement, in accordance with the Company’s policies regarding expense reimbursement for all business expenses incurred prior to the Termination Date; and

•
Except to the extent additional rights are provided upon Mr. Andreeff’s qualifying to receive the Conditional Benefits (as defined in the Andreeff Employment Agreement), Mr. Andreeff’s rights with respect to any stock option, restricted stock or other equity award granted by the Company will be governed by the terms and provisions of the applicable equity incentive plan, stock option award documents or grant agreement.

In the event of a resignation by Mr. Andreeff for good reason, the exercise by the Company of its right to terminate his employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the initial term or any renewal term (not within twelve months following or three months prior to the effective date of a Change in Control), Mr. Andreeff will receive the Unconditional Entitlements and, subject to his signing and delivering to the Company and not revoking a general release of claims in favor of the Company and certain related parties, the Company shall provide Mr. Andreeff (i) a severance amount equal to the sum of his annual base salary as of the termination date and a pro-rated portion of his cash bonus for the year in which the termination occurs, (ii) Company-paid continued medical coverage for up to twelve months following such termination, and (iii) continued vesting of equity awards that would have vested if he had remained employed with the Company through the end of the then remaining portion of the initial term or the renewal term, as applicable (the “Conditional Benefits”). In the event of a resignation by Mr. Andreeff for good reason, the exercise by the Company of its right to terminate his employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the initial term or any renewal term, in each case, within twelve months following or three months prior to the effective date of a Change in Control, Mr. Andreeff shall receive (i) the Unconditional Entitlements, (ii) 2.0 times the sum of his annual base salary and target cash bonus, (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the Change in Control and remain subject to time-based vesting conditions, if any, and (iv) the Conditional Benefits except the severance amount provided in the Andreeff Employment Agreement. During employment and for the one year period after termination, Mr. Andreeff is subject to non-solicitation and non-competition obligations.
Jeffrey S. Mathiesen
In connection with the company’s appointment of Mr. Mathiesen as Chief Financial Officer, Treasurer and Secretary on June 14, 2021, the Company entered into an Employment Agreement with Mr. Mathiesen (the “Mathiesen Employment Agreement”). The Mathiesen Employment Agreement has an initial term of three years beginning on June 14, 2021 and automatically renews for an additional one year period at the end of the initial term and each anniversary thereafter, provided that at least 90 days prior to the expiration of the initial term or any renewal term the Board does not notify Mr. Mathiesen of its intention not to renew.
The Mathiesen Employment Agreement entitles Mr. Mathiesen to, among other benefits, the following compensation:
•
An annual base salary of $335,000, reviewed at least annually;

•
An annual cash bonus in an amount of up to 40% of annual base salary, provided, that the Company may elect to pay up to 70% of any earned annual bonus in fully vested shares of common stock in lieu of cash;

•
Participation in equity-based long-term incentive compensation plans generally available to senior executive officers of the Company;

•
Participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other senior executive officers of the Company;

•
Prompt reimbursement for all reasonable expenses in accordance with the plans, practices, policies and programs of the Company; and

•
20 days of paid vacation, to be taken in accordance with the Company’s policies and practices.

In the event that the Company consummates a transaction that constitutes a Change in Control (as defined in the Mathiesen Employment Agreement), all of the unvested shares underlying Mr. Mathiesen’s options will fully vest and become exercisable immediately prior to the effectiveness of such Change in Control. In the event of Mr. Mathiesen’s death during the employment period or a termination due to disability, for cause by the Company or as a result of resignation without good reason, Mr. Mathiesen or his beneficiaries or legal representatives will be provided any annual base salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the employment period ends and the following additional other benefits under the Mathiesen Employment Agreement (the “Unconditional Entitlements”):
•
All benefits payable to Mr. Mathiesen under any employee benefit plans (including, without limitation any pension plans or 401(k) plans) of the Company or any of its affiliates applicable to Mr. Mathiesen at the time of his termination of employment and all amounts and benefits (other than the Conditional Benefits (as defined in the Mathiesen Employment Agreement)) which are vested or which Mr. Mathiesen is otherwise entitled to receive under the terms of any plan, policy, practice or program of, or any contract or agreement with, the Company, at or subsequent to the termination date without regard to the performance by Mr. Mathiesen of further services or the resolution of a contingency, will be paid or provided according to the terms of such plans, as determined on the basis of the actual date of termination of Mr. Mathiesen’s employment with the Company;

•
Any right which Mr. Mathiesen may have to claim a defense and/or indemnity for liabilities to or claims asserted by third parties in connection with Mr. Mathiesen’s activities as an officer, director or employee of the Company shall be unaffected by Mr. Mathiesen’s termination of employment and shall remain in effect;

•
Mr. Mathiesen will be entitled to continuation of health care coverage as is required under, and in accordance with, applicable law or otherwise provided in accordance with the Company’s policies;

•
Mr. Mathiesen will be entitled to reimbursement, in accordance with the Company’s policies regarding expense reimbursement for all business expenses incurred prior to the Termination Date; and

•
Except to the extent additional rights are provided upon Mr. Mathiesen’s qualifying to receive the Conditional Benefits, Mr. Mathiesen’s rights with respect to any stock option, restricted stock or other equity award granted by the Company will be governed by the terms and provisions of the applicable equity incentive plan, stock option award documents or grant agreement.

In the event of a resignation by Mr. Mathiesen for good reason, the exercise by the Company of its right to terminate his employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the initial term or any renewal term (not within twelve months following or three months prior to the effective date of a Change in Control), Mr. Mathiesen will receive the Unconditional Entitlements and, subject to his signing and delivering to the Company and not revoking a general release of claims in favor of the Company and certain related parties, the Company shall provide Mr. Mathiesen (i) a severance amount equal to the sum of his annual base salary as of the termination date and a pro-rated portion of his cash bonus for the year in which the termination occurs,

(ii) Company-paid continued medical coverage for up to twelve months following such termination, and (iii) continued vesting of equity awards that would have vested if he had remained employed with the Company through the end of the then remaining portion of the Initial Term or the Renewal Term, as applicable (the “Conditional Benefits”). In the event of a resignation by Mr. Mathiesen for good reason, the exercise by the Company of its right to terminate his employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the Initial Term or any renewal term, in each case, within twelve months following or three months prior to the effective date of a Change in Control, Mr. Mathiesen shall receive (i) the Unconditional Entitlements, (ii) 1.5 times the sum of his annual base salary and target cash bonus, (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the Change in Control and remain subject to time-based vesting conditions, if any, and (iv) the Conditional Benefits except the severance amount. During employment and for the one year period after termination, Mr. Mathiesen is subject to non-solicitation and non-competition requirements.
Antonella Favit-Van Pelt, M.D., Ph.D.
Effective with her appointment as Chief Medical Officer on July 7, 2021, Dr. Favit-Van Pelt and the Company entered into an employment agreement (the “Favit-Van Pelt Employment Agreement”) with an initial term of three years beginning on July 7, 2021 and which automatically renews for an additional one year period at the end of the initial term and each anniversary thereafter, provided that at least 90 days prior to the expiration of the initial term or any renewal term the Board does not notify Dr. Favit-Van Pelt of its intention not to renew.
The Favit-Van Pelt Employment Agreement entitles Dr. Favit-Van Pelt to, among other benefits, the following compensation:
•
An annual base salary of $340,000, reviewed at least annually;

•
An annual cash bonus in an amount of up to 35% of annual base salary;

•
Participation in equity-based long-term incentive compensation plans generally available to senior executive officers of the Company;

•
Participation in welfare benefit plans, practices, policies and programs (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) made available to other senior executive officers of the Company;

•
Prompt reimbursement for all reasonable expenses in accordance with the plans, practices, policies and programs of the Company; and

•
20 days of paid vacation, to be taken in accordance with the Company’s policies and practices.

In the event that the Company consummates a transaction that constitutes a Change in Control (as defined in the Favit-Van Pelt Employment Agreement), all of the unvested shares underlying Dr. Favit-Van Pelt’s options will fully vest and become exercisable immediately prior to the effectiveness of such Change in Control. In the event of Dr. Favit-Van Pelt’s death during the employment period or a termination due to disability, for cause by the Company or as a result of resignation without good reason (the date of such termination, the “Termination Date”), Dr. Favit-Van Pelt or her beneficiaries or legal representatives will be provided any annual base salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the employment period ends and the following additional other benefits under the Favit-Van Pelt Employment Agreement (the “Unconditional Entitlements”):
•
All benefits payable to Dr. Favit-Van Pelt under any employee benefit plans (including, without limitation any pension plans or 401(k) plans) of the Company or any of its affiliates applicable to Dr. Favit-Van Pelt at the time of her termination of employment and all amounts and benefits (other than the Conditional Benefits) which are vested or which Dr. Favit-Van Pelt is otherwise entitled to receive under the terms of any plan, policy, practice or program of, or any contract or agreement with, the Company, at or subsequent to the Termination Date without regard to the performance by Dr. Favit-Van Pelt of further services or the resolution of a contingency, will be paid or provided according to the terms of such plans, as determined on the basis of the actual date of termination of Dr. Favit-Van Pelt’s employment with the Company;

•
Any right which Dr. Favit-Van Pelt may have to claim a defense and/or indemnity for liabilities to or claims asserted by third parties in connection with Dr. Favit-Van Pelt’s activities as an officer, director or employee of the Company shall be unaffected by Dr. Favit-Van Pelt’s termination of employment and shall remain in effect;

•
Dr. Favit-Van Pelt will be entitled to continuation of health care coverage as is required under, and in accordance with, applicable law or otherwise provided in accordance with the Company’s policies;

•
Dr. Favit-Van Pelt will be entitled to reimbursement, in accordance with the Company’s policies regarding expense reimbursement for all business expenses incurred prior to the Termination Date; and

•
Except to the extent additional rights are provided upon Dr. Favit-Van Pelt’s qualifying to receive the Conditional Benefits (as defined in the Favit-Van Pelt Employment Agreement), Dr. Favit-Van Pelt’s rights with respect to any stock option, restricted stock or other equity award granted by the Company will be governed by the terms and provisions of the applicable equity incentive plan, stock option award documents or grant agreement.

In the event of a resignation by Dr. Favit-Van Pelt for good reason, the exercise by the Company of its right to terminate her employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the initial term or any renewal term (not within twelve months following or three months prior to the effective date of a Change in Control), Dr. Favit-Van Pelt will receive the Unconditional Entitlements and, subject to her signing and delivering to the Company and not revoking a general release of claims in favor of the Company and certain related parties, the Company shall provide Dr. Favit-Van Pelt (i) a severance amount equal to the sum of her annual base salary as of the termination date and a pro-rated portion of her cash bonus for the year in which the termination occurs, (ii) Company-paid continued medical coverage for up to twelve months following such termination, and (iii) continued vesting of equity awards that would have vested if she had remained employed with the Company through the end of the then remaining portion of the Initial Term or the Renewal Term, as applicable (the “Conditional Benefits”). In the event of a resignation by Dr. Favit-Van Pelt for good reason, the exercise by the Company of its right to terminate her employment other than for cause, death or disability or the Company’s election not to extend the employment period upon expiration of the Initial Term or any Renewal Term, in each case, within twelve months following or three months prior to the effective date of a Change in Control, Dr. Favit-Van Pelt shall receive (i) the Unconditional Entitlements, (ii) 1.5 times the sum of her annual base salary and target cash bonus, (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the Change in Control and remain subject to time-based vesting conditions, if any, and (iv) the Conditional Benefits except the severance amount. During employment and for the one year period after termination, Dr. Favit-Van Pelt is subject to non-solicitation and non-competition requirements.
Equity Incentive Plans
Certain of our named executive officers have outstanding awards under (i) the 2018 Omnibus Incentive Plan (the “2018 Plan”), (ii) the 2022 Equity Incentive Plan and (iii) the 2021 Inducement Plan (the “Inducement Plan”, and together with the 2018 Plan and the 2022 Equity Incentive Plan, the “Plans”).
Under the 2018 Plan and the 2022 Equity Incentive Plan, the Compensation Committee may provide, in individual award agreements or in any other written agreement between a participant and the company that the award will be subject to additional acceleration of vesting and exercisability in the event of a termination of employment or change in control.
Under the Inducement Plan, an award may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the award agreement for such award or as may be provided in any other written agreement between the Company and the participant, but in the absence of such provision, no such acceleration will automatically occur.
Outstanding Equity Awards at December 31, 2024
The following tables set forth certain information about equity awards granted to our named executive officers that remain outstanding as of December 31, 2024.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dane C. Andreeff	11	—(1)	18,165.00	8/7/2027
	9	—(2)	19,232.50	5/14/2028
	10	—(3)	11,830.00	3/27/2029
	35	—(4)	953.75	6/9/2030
	61	—(5)	665.00	5/24/2031
	1,800	—(6)	667.50	6/1/2031
	4,896	324(7)	778.50	6/13/2031
	3,500	—(9)	234.00	5/22/2032
	1,430	290(10)	27.00	9/12/2032
	69,080	34,540(14)	15.45	2/13/2033
	565,600	242,400(15)	0.97	7/1/2034
Jeffrey S. Mathiesen	35	—(4)	953.75	6/9/2030
	61	—(5)	665.00	5/24/2031
	1,934	126(7)	778.50	6/13/2031
	740	—(11)	234.00	5/22/2032
	300	60(10)	27.00	9/12/2032
	35,904	17,956(14)	15.45	2/13/2033
	282,800	121,200(15)	0.97	7/1/2034
Antonella Favit-Van Pelt	270	90(8)	822.50	7/6/2031
	600	—(12)	234.00	2/15/2032
	170	30(13)	27.00	9/12/2032
	19,504	9,756(14)	15.45	2/13/2033
	193,899	83,101(15)	0.97	7/1/2034

(1)
This option was granted on August 8, 2017. All of the shares subject to the option have vested.

(2)
This option was granted on May 15, 2018. All of the shares subject to the option have vested.

(3)
This option was granted on March 28, 2019. All of the shares subject to the option have vested.

(4)
These options were granted on June 10, 2020. All of the shares subject to the option have vested.

(5)
These options were granted on May 25, 2021. All of the shares subject to the option have vested.

(6)
This option was granted on June 2, 2021. All of the shares subject to the option have vested.

(7)
These options were granted on June 14, 2021. 25% of the shares were fully vested as of the grant date; 25% of the shares will vest based on a performance condition; of the remaining shares, 25% of such number remaining shall vest on the one year anniversary of the grant date, and the remainder shall vest in thirty-six successive equal monthly installments on the last day of each full month.

(8)
This option was granted on July 7, 2021. The shares vest in equal annual installments over 4 years from the date of grant.

(9)
This option was granted on May 23, 2022. All of the shares subject to the option have vested.

(10)
These options were granted on September 13, 2022 and shall vest in 12 successive equal quarterly installments on the last day of each fiscal quarter beginning on September 30, 2022.

(11)
This option was granted on May 23, 2022. All of the shares subject to the option have vested.

(12)
This option was granted on February 16, 2022. All of the shares subject to the option have vested.

(13)
This option was granted on September 13, 2022 and shall vest in 12 successive equal quarterly installments on the last day of each fiscal quarter beginning on September 30, 2022.

(14)
This option was granted on February 14, 2023 and shall vest in 12 successive equal quarterly installments on the last day of each fiscal quarter beginning on March 31, 2023.

(15)
These options were granted on July 2, 2024. 62.5% of the shares were fully vested as of the grant date and the remainder shall vest in 10 successive equal quarterly installments on the last day of each fiscal quarter beginning on September 30, 2024.

Non-Employee Director Compensation
The Company maintains a non-employee director compensation policy, effective as of April 1, 2021, pursuant to which all of our non-employee directors receive an annual cash retainer of $35,000 for Board service except for the Chairman of the Board who receives an annual cash retainer of $68,000. In addition, directors receive an additional cash retainer for serving as a committee chair or member as follows:
	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Committee Chair	$16,000	$10,000	$7,500
Committee Member (other than the Chair)	$8,000	$5,000	$5,000
Further, each director receives an annual equity retainer with a target value of approximately $50,000. The equity retainer is paid 70% in options to purchase shares of our Common Stock, which vest in increments of 1/12 per month and 30% in restricted stock units (“RSUs”), which vest in increments of 1/12 per month. We also reimburse non-employee directors for reasonable expenses incurred in connection with attending Board and committee meetings. In 2024, in lieu of RSUs, our Board was granted an equivalent amount of stock options in addition to a cash payment equal to $50,000 minus the Black Scholes calculation of the value of the stock options on the grant date.
The following table shows certain information with respect to the compensation of all non-employee directors of the Company for the fiscal year ended December 31, 2024.
Name	Fees earned or paid in cash ($)	Option Awards ($)(5)	Stock Awards ($)(5)	Total ($)
Paul Buckman(1)	66,951	26,195	—	93,146
Sherrie Perkins(2)	53,451	26,195	—	79,646
Edward M. Straw(3)	63,951	26,195	—	90,146
Blane Walter(4)	81,951	26,195	—	108,146

(1)
Mr. Buckman held options to purchase a total of 37,180 shares of common stock at December 31, 2024.

(2)
Ms. Perkins held options to purchase a total of 37,190 shares of common stock at December 31, 2024.

(3)
Vice Admiral (Retired) Straw held options to purchase a total of 37,263 shares of common stock at December 31, 2024.

(4)
Mr. Walter held options to purchase a total of 31,000 shares of common stock at December 31, 2024.

(5)
The amounts reflect the full grant date fair value for awards granted during the fiscal year ended December 31, 2024. The grant date fair value was computed in accordance with ASC Topic 718, Compensation-Stock Compensation. The assumptions we used in valuing options are described in Note 9 to our audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Incentive Side Letters
On September 24, 2025, the Company entered into side letter agreements with Mr. Andreeff and Mr. Mathiesen (together, the “Side Letters”). The Side Letters provide for one-time discretionary cash bonuses paid to Mr. Andreeff and Mr. Mathiesen in amounts equal to $890,000 and $610,000, respectively (together, the “Cash Bonuses”). The Cash Bonuses will directly offset any severance, bonus opportunity, equity, retirement or other benefit under any plan or arrangement of the Company to which Mr. Andreeff and Mr. Mathiesen would otherwise be entitled.
In consideration of the payment of the Cash Bonuses, each of Mr. Andreeff and Mr. Mathiesen have agreed that the offerings consummated on September 18, 2025, as previously disclosed in the Company’s Current Report on Form 8-K filed on September 18, 2025, do not constitute a Change in Control (as defined Mr. Andreeff’s and Mr. Mathiesen’s employment agreements, as applicable) (together, the “Employment Agreements”) or give rise to an event constituting Good Reason under the Employment Agreements.
To the extent any amounts become due or claimed to be due to Mr. Andreeff or Mr. Mathiesen under the Employment Agreements or otherwise upon or following any termination of Mr. Andreeff’s or Mr. Mathiesen’s employment with the Company, including without limitation any severance, change-in-control severance, pro-rata bonus, continued COBRA subsidies, or other cash amounts, such amount will be offset dollar-for-dollar against the Cash Bonuses, as applicable.

PAY VERSUS PERFORMANCE
We are providing the following information about the relationship between executive compensation actually paid (“CAP”) and certain financial performance of the Company as required by SEC rules. Please see “Narrative Disclosure to Summary Compensation Table” for discussion of the primary components of our compensation program.
Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(5)	Net Loss ($ in millions)(6)
2024	1,269,419	876,793	814,738	655,714	0.10	(11.7)
2023	1,635,226	1,052,743	922,495	690,975	1.22	(8.9)
2022	602,736	44,735	494,835	332,859	2.33	(14.1)

(1)
Reflects the amount reported in the “Total” column of the Summary Compensation Table for Mr. Andreeff for each corresponding year. See “Named Executive Officer Compensation Tables — Summary Compensation Table for 2024”.

(2)
Amounts reported reflect CAP for Mr. Andreeff, as computed in accordance with Item 402(v) of Regulation S-K, for each corresponding year, which amounts do not reflect the actual amount of compensation earned by or paid to Mr. Andreeff during the applicable year. The adjustments below were made to Mr. Andreeff’s total compensation for each year to determine the CAP for such fiscal year in accordance with the requirements of Item 402(v) of Regulation S-K.

Year	Reported Summary Compensation Table Total for PEO ($)	Less	Reported Value of Equity Awards ($)(a)	Plus	Equity Award Adjustments ($)(b)	Equals	CAP for PEO ($)(c)
2024	1,269,419	—	682,760	+	290,134	=	876,793
2023	1,635,226	—	1,115,469	+	532,986	=	1,052,743
2022	602,736	—	133,566	+	(424,435)	=	44,735

(a)
Amounts reflects the sum of the grant date fair value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments were calculated in accordance with Item 402(v) of Regulation S-K and include: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards granted in the applicable year and vest in the same year, the fair value as of the vesting date; and (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. No dividends or other earnings were paid on stock or option awards in any applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for Mr. Andreeff are as follows:
Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2024	130,225	(158,145)	441,355	(123,301)	290,134
2023	330,374	(6,515)	212,482	(3,355)	532,986
2022	18,222	(166,441)	16,056	(292,272)	(424,435)

(3)
Reflects the average amount reported in the “Total” column of the Summary Compensation Table for our other NEOs as a group (excluding Mr. Andreeff) for each corresponding year. See “Named Executive Officer Compensation Tables — Summary Compensation Table for 2024”. The names of each of the other NEOs (excluding Mr. Andreeff) included for purposes of calculating the average amounts in each of 2024, 2023 and 2022 are Mr. Mathiesen and Ms. Favit-Van Pelt.

(4)
Amounts reported reflect CAP for the other NEOs as a group (excluding Mr. Andreeff), as computed in accordance with Item 402(v) of Regulation S-K, for each corresponding year, which amounts do not reflect an average of the actual amount of compensation earned by or paid to the other NEOs as a group (excluding Mr. Andreeff) during the applicable year. The adjustments below were made to the average total compensation for the NEOs as a group (excluding Mr. Andreeff) for each year to determine the CAP for such year in accordance with the requirements of Item 402(v) of Regulation S-K.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less	Average Reported Value of Equity Awards ($)	Plus	Average Equity Award Adjustments ($)(a)	Equals	Average CAP for Non-PEO NEOs ($)
2024	814,738	—	287,723	+	128,699	=	655,714
2023	922,495	—	447,394	+	215,874	=	690,975
2022	494,835	—	61,030	+	(100,946)	=	332,859

(a)
See note (b) to footnote (2) above for an explanation of the equity award adjustments made in accordance with Item 402(v) of Regulation S-K. The amounts deducted or added in calculating the total average equity award adjustments for the other NEOs as a group (excluding Mr. Andreeff) are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Average Equity Award Adjustments ($)
2024	54,879	(63,185)	185,991	(48,986)	128,699
2023	132,513	(1,209)	85,215	(645)	215,874
2022	3,216	(47,571)	4,774	(61,365)	(100,946)

(5)
Cumulative TSR is calculated as the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
Amounts reflect the net income as reported in the Company’s audited financial statements for the applicable year.

Analysis of Information Presented in the Pay Versus Performance Table
The Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K. The Compensation Committee utilizes several performance measures to align executive compensation with Company performance, and only some of those Company measures are presented in the Pay versus Performance table above and the graphs below. The Compensation Committee has not previously used or considered CAP as computed in accordance with Item 402(v) of Regulation S-K to set target compensation amounts or align our NEO compensation to Company performance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Transactions with Related Parties
In January 2018, the Company adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, nominee to become director, or more than 5% stockholders of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.
The Audit Committee and/or the independent directors of the Board review such proposed business transactions to ensure that the Company’s involvement in such transactions is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and is in the best interests of the Company and its stockholders.
Certain Relationships and Related Transactions
The following includes a summary of transactions since January 1, 2024 to which the Company has been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest. Other than described below, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which include equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
Indemnification Agreements
The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Bylaws, the Company is required to indemnify its directors and officers to the extent not prohibited under Delaware or other applicable law. The Company has also entered into indemnity agreements with its officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under applicable law and the Bylaws.
PIPE Offering
On September 15, 2025, the Company entered into a Strategic Advisor Agreement with Pantera Capital Management LP (“Pantera”) and Summer Wisdom Holdings Limited (“Summer” and with Pantera, the “Advisors”), pursuant to which the Company engaged each Advisor to provide strategic advice regarding the Company’s business, operations, growth initiatives and industry trends in the crypto technology sector. The initial term is two years and automatically renews for successive one-year periods. Either party may terminate for uncured material breach after 30 days’ written notice. In connection with the agreement, the Company issued to Summer warrants to purchase shares of Common Stock equal to 3% of the aggregate number of Cash Shares and Pre-Funded Warrant Shares (“Strategic Advisor Base Warrant Shares”). In addition, upon the exercise of each Stapled Warrant, Summer will receive additional warrants to purchase its allocable portion of 5% of the Stapled Warrant Shares underlying such exercised Stapled Warrant (“Strategic Advisor Performance Shares”). The Performance Warrants have an exercise price of $0.001 per share, a five-year term from issuance, permit cashless exercise, are settled solely in shares, and terminate automatically, without consideration, to the extent unvested upon expiration. Summer is controlled by Mr. Chee, who was named Executive Chairman of the Board following the closing of the offerings.
In addition, upon the Closing, Mr. Chee and the Company entered into an executive chairman agreement (the “Executive Chairman Agreement”) dated September 18, 2025. Pursuant to the terms of the Executive Chairman Agreement, Mr. Chee received an equity award of restricted stock units (“RSUs”) equal to (i) 1% of the aggregate number of Common Stock and pre-funded warrants issued in the Offerings, plus (ii) 0.5% of the aggregate number of Common Stock underlying the stapled warrants issued in connection with the offerings for his services related to the implementation of the digital asset treasury for the Company. This amount was determined to be 1,109,118 RSUs. Further, following the closing of the Offerings and within 10 business days of the exercise of a Cash Stapled Warrant issued to investors in the Offerings, the Company shall issue to Mr. Chee an additional RSU award equal to 0.5% of the number of shares of the Company’s Common Stock issuable upon the exercise of the Cash Stapled Warrants. The vesting of each such RSU grants shall be subject to stockholder approval of the increase in the shares available under the Company’s 2022 Equity Incentive Plan, as described in Proposal 4.

PROPOSAL 2
APPROVAL OF THE EXERCISE OF THE STRATEGIC ADVISOR WARRANTS
We are asking stockholder approval, as required by Nasdaq Listing Rule 5635(a), of the issuance of shares of our Common Stock underlying the currently outstanding Strategic Advisor Warrants issued to Pantera Capital Management LP and Summer Wisdom Holdings Limited.
Terms of the Strategic Advisor Agreement and Strategic Advisor Warrant Agreement
On September 15, 2025, the Company entered into a Strategic Advisor Agreement (the “Strategic Advisor Agreement”) with Pantera Capital Management LP, a Delaware limited partnership (“Pantera”) and Summer Wisdom Holdings Limited (“Summer” and with Pantera, the “Advisors”), pursuant to which the Company engaged each of Pantera and Summer to provide strategic advice and guidance relating to the Company’s business, operations, growth initiatives and industry trends in the crypto technology sector for an initial term of two (2) years, which term automatically renews for successive periods of one (1) year each.
Pursuant to the terms of the Strategic Advisor Agreement, the Company issued (i) to Pantera, 5,175,883 Strategic Advisor Warrants (the “Strategic Advisor Warrants”) to purchase shares of the Company’s Common Stock (the “Strategic Advisor Base Warrant Shares”) equal to 7% of the aggregate number of shares of Cash Shares and the Pre-Funded Warrant Shares and (ii) to Summer, 2,218,236 Strategic Advisor Warrants to purchase shares of the Company’s Common Stock equal to 3% of the aggregate number of shares of Cash Shares and the Pre-Funded Warrant Shares. Upon the exercise of each Stapled Warrant, each of Pantera and Summer shall receive an additional grant of Strategic Advisor Warrants to purchase an amount of shares of Common Stock equal to its allocable portion of 5% of the Stapled Warrant Shares underlying such exercised Stapled Warrant, such amount shall not exceed the issuance of 3,697,059 shares of Common Stock underlying the Strategic Advisor Warrants (such shares of Common Stock underlying the Strategic Advisor Warrants, the “Strategic Advisor Performance Shares” and, together with the Strategic Advisor Base Warrant Shares, the “Strategic Advisor Warrant Shares”).
The exercise price per share for the Advisors of the Strategic Advisor Warrants shall be equal to $0.001 per Strategic Advisor Warrant Share. The Strategic Advisor Warrants shall be exercisable, in whole or in part, at any time and from time to time following the receipt of stockholder approval, for a period of five (5) years from the date of issuance. Summer is controlled by Joseph Chee, who was named Executive Chairman following the closing of the offerings.
Nasdaq Listing Rules
Because our Common Stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(a).
Pursuant to Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities in connection with certain transactions where the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.
Accordingly, to comply with Listing Rule 5635(a) and our undertakings in the Strategic Advisor Agreement, we are seeking shareholder approval of the issuance of shares of our Common Stock upon exercise of the Strategic Advisor Warrants.
Consequences of Not Obtaining Stockholders Approval
If stockholders do not vote in favor of this proposal, the Strategic Advisor Warrants will not be exercisable.
Additional Information
This summary is intended to provide you with basic information concerning the Strategic Advisor Agreement and the Strategic Advisor Warrants. The full text of the Strategic Advisor Agreement and the form of Strategic Advisor Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 15, 2025. The Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.
Vote Required
The affirmative vote of the holders of shares of Common Stock representing a majority of votes cast at the Special Meeting will be required for approval of this proposal. Accordingly, abstentions will not have an effect on this proposal. Brokers generally have discretionary authority to vote on the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock, thus, broker non-votes are not expected to result from the vote on this proposal.
Unless marked otherwise, proxies received will be voted “FOR” the approval of Proposal 2.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

PROPOSAL 3
CRYPTOCURRENCY WARRANT PROPOSAL
We are asking stockholders to approve the issuance of shares of our common stock upon exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants issued in connection with our September 15, 2025 private placement offering.
Terms of the Cryptocurrency Securities Purchase Agreements
On September 15, 2025, the Company entered into securities purchase agreements (the “Cryptocurrency Securities Purchase Agreements”) with certain accredited investors (the “Cryptocurrency Purchasers”) pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement offering (the “Cryptocurrency Offering”) (i) 10,994,199 pre-funded warrants (the “Cryptocurrency Pre-Funded Warrants”) to purchase shares of Common Stock at an offering price of $6.881 less $0.001, and (ii) 10,994,199 stapled warrants (the “Cryptocurrency Stapled Warrants”) to purchase shares of Common Stock at an exercise price of $10.134 per Cryptocurrency Stapled Warrant. In the Cryptocurrency Offering, the Cryptocurrency Purchasers tendered either Unlocked SOL tokens or Locked SOL tokens to the Company as consideration for the Cryptocurrency Pre-Funded Warrants and the Cryptocurrency Stapled Warrants.
Each of the Cryptocurrency Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.001 per Cryptocurrency Pre-Funded Warrant Share, and may be exercised at any time following stockholder approval until all of the Cryptocurrency Pre-Funded Warrants issued in the Cryptocurrency Offering are exercised in full. Each of the Cryptocurrency Stapled Warrants is exercisable for one share of Common Stock at the exercise price of $10.134 per Cryptocurrency Stapled Warrant Share, and may be exercised at any time following stockholder approval until the earlier of (i) 36 months after the closing of the Cryptocurrency Offering or (ii) all of the Cryptocurrency Stapled Warrants issued in the Cryptocurrency Offering are exercised in full.
Nasdaq Listing Rules
Because our Common Stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(a).
Pursuant to Listing Rule 5635(a), shareholder approval is required for certain issuances of common stock or securities convertible into common stock where the number of shares to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance.
Accordingly, to comply with Listing Rule 5635(a) and our undertakings in the Cryptocurrency Securities Purchase Agreements, we are seeking shareholder approval of the issuance of shares of our Common Stock upon exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants.
Consequences of Not Obtaining Stockholders Approval
If stockholders do not vote in favor of this proposal, the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants will not be exercisable for Common Stock.
Vote Required
The affirmative vote of the holders of shares of Common Stock representing a majority of votes cast at the Special Meeting will be required for approval of this proposal. Accordingly, abstentions will not have an effect on this proposal. Brokers generally have discretionary authority to vote on the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock, thus, broker non-votes are not expected to result from the vote on this proposal.
Unless marked otherwise, proxies received will be voted “FOR” the approval of Proposal 3.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE HELIUS MEDICAL
TECHNOLOGIES, INC. 2022 EQUITY INCENTIVE PLAN
We are asking stockholders to approve an amendment to our Helius Medical Technologies, Inc. 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”) to increase the number of shares available for issuance by 4,000,000 shares.
Overview
Our stockholders are being asked to approve Amendment 3 to the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan (the “Third Amendment”). On [           ], 2025, our Board, upon the recommendation of our Compensation Committee, approved the Amendment, subject to stockholder approval at the Special Meeting. The 2022 Equity Incentive Plan was initially adopted by our Board on February 16, 2022 and by our stockholders on May 23, 2022 and was amended by Amendment 1, approved by our Board on May 30, 2024 and by our stockholders on June 27, 2024 and by the Amendment 2, approved by our Board on April 22, 2025 and on May 23, 2025 by our stockholders.
Pursuant to this proposal, stockholder approval of the Third Amendment would make available for awards under the 2022 Equity Incentive Plan an additional 4,000,000 shares of Common Stock of the Company, as described below, with such amount subject to adjustment, including under the share counting rules. Stockholder approval of the Amendment also would have an impact on certain prior grants of restricted stock units. In particular, certain restricted stock units issued pursuant to the Executive Chairman Agreement with Mr. Chee require stockholder approval of this Third Amendment in order for sufficient shares to be available under the 2022 Equity Incentive Plan. These awards shall not become payable with respect to any shares of common stock unless and until stockholders approve the Third Amendment at the Special Meeting.
The actual text of the Third Amendment is attached to this proxy statement as Appendix A.
Our officers and directors may have an interest in this Proposal 4 due to their participation in the 2022 Equity Incentive Plan.
As of the Record Date, prior to stockholder approval of the Amendment, we had 14,485 shares of our Common Stock remaining available for issuance for awards under the 2022 Equity Incentive Plan.
Why We Believe You Should Vote for this Proposal
The Third Amendment continues to authorize the Compensation Committee to grant stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other forms of stock awards to employees, directors and consultants, including employees and consultants of the affiliates of the Company.
We use awards under the 2022 Equity Incentive Plan to attract and retain employees, ensure that our compensation program provides appropriate incentives to motivate our key employees, consultants, officers and non-employee directors to contribute to our long-term performance and growth, develop a culture of ownership and further align the interests of the participants and our stockholders. In September 2025, the Company adopted and implemented a Solana treasury strategy. The digital asset treasury and the life sciences markets are highly competitive, and our results are largely attributable to the talents, expertise, efforts and dedication of our employees, consultants, officers and non-employee directors. Our compensation program, including the granting of equity compensation, is a crucial way to attract and recruit new employees and consultants and retain existing employees and consultants, with equity compensation serving as our primary recruitment, retention and motivational tool as opposed to cash compensation. Stockholder approval of the Third Amendment will permit us to continue to grant equity compensation awards to our key employees, consultants, officers and non-employee directors in furtherance of this philosophy.
If the Third Amendment is not approved, we may be compelled to significantly increase the cash component of our employee and director compensation, which approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized.
Material Changes from the 2022 Equity Incentive Plan
The Third Amendment increases the number of shares of Common Stock available for awards under the 2022 Equity Incentive Plan by 4,000,000 shares of Common Stock.
We are not seeking to make any other material changes to the terms of the 2022 Equity Incentive Plan.
Summary of the 2022 Equity Incentive Plan, as proposed to be amended
The material features of the 2022 Equity Incentive Plan are described below. The following description of the 2022 Equity Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2022 Equity Incentive Plan, as amended by Amendment 1 and Amendment 2 thereto. Stockholders are urged to read the proposed Third Amendment, attached to this proxy statement as Appendix A. If our stockholders approve the Third Amendment, a registration statement on Form S-8 covering the shares added to the share reserve will be filed with the SEC.
General
The 2022 Equity Incentive Plan provides that all current and prospective employees, consultants and non-employee directors of the Company or its affiliates may be granted the following types of awards: options to acquire shares of the Company’s Common Stock; shares of restricted stock; or other stock-based awards including shares of Common Stock not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock appreciation rights, stock equivalent units, restricted stock units, performance shares, performance units and awards valued by reference to book value of shares of Common Stock. Eligibility for awards under the 2022 Equity Incentive Plan is determined by the Plan Administrator (as defined below), in its sole discretion.
Awards
The 2022 Equity Incentive Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of the Company’s affiliates.
Authorized Shares
If this Proposal is approved by stockholders, the aggregate number of shares of our Common Stock that may be issued under the 2022 Equity Incentive Plan will not exceed the sum of (1) 4,000,000 and (2) any 2018 Omnibus Incentive Plan’s Returning Shares following the effective date of Amendment. In addition, the number of shares of Common Stock reserved for issuance under the 2022 Equity Incentive Plan will automatically increase on January 1st of each calendar year for a period of five years commencing on January 1, 2025 and ending on (and including) 1, 2029, by an amount equal to 5% of the Fully Diluted Shares (as defined in the 2022 Equity Incentive Plan) as of the last day of the preceding calendar year, provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of Common Stock. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs is 11,212,720 shares. In addition, pursuant to Amendment 2, on May 23, 2025, there was an automatic increase in the aggregate number of shares of Common Stock that may be issued pursuant to Awards (as defined in the 2022 Equity Incentive Plan) to an amount equal to 20% of the Fully Diluted Shares (as defined in the 2022 Equity Incentive Plan) as of the date thereof, provided, however that the Board may act prior to the effective date of any such increase to provide that the increase will be a lesser number of shares of Common Stock.
For the purpose of the 2022 Equity Incentive Plan, “Fully Diluted Shares” shall mean an amount equal to the number of shares of Common Stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding Awards under the Plan and any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of Common Stock, and in the case of warrants, assuming the exercise of any zero cash exercise provision, in each case as of the close of business of the Company on such date and without regard to any vesting conditions or other limitations on the immediate ability to convert, exchange or exercise such rights. For purposes of calculating the number of Fully Diluted Shares, if the number of shares subject to an outstanding right to acquire shares is variable, then the number of shares of Common Stock.
Shares subject to stock awards granted under the 2022 Equity Incentive Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the 2022 Equity Incentive Plan. If any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by the Company (1) because of a failure to meet a contingency or condition required for the vesting of such shares; (2) to satisfy the exercise, strike or purchase price of an award; or (3) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2022 Equity Incentive Plan.
Plan Administration
The Board, or a duly authorized committee of the Board, may administer the 2022 Equity Incentive Plan (the “Plan Administrator”). The Plan Administrator may also delegate to one or more of the Company’s officers the authority to: (1) designate employees (other than officers) to receive specified stock awards; and (2) determine the number of shares subject to such stock awards. Under the 2022 Equity Incentive Plan, the Plan Administrator has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.
Under the 2022 Equity Incentive Plan, the Plan Administrator also generally has the authority to effect, with the consent of any materially adversely affected participant, (A) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (B) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (C) any other action that is treated as a repricing under U.S. GAAP.
Eligibility and Participation
All current and prospective eligible employees and consultants and all current non-employee directors are eligible to be granted non-qualified stock options, restricted stock awards and other stock-based awards under the 2022 Equity Incentive Plan. As of September 26, 2025, we have four non-employee directors, four executive officers and approximately 17 other employees and 5 consultants eligible to receive awards under the 2022 Equity Incentive Plan. Only employees of ours and our subsidiaries are eligible to be granted ISOs, under the 2022 Equity Incentive Plan. Eligibility for awards under the 2022 Equity Incentive Plan is determined by the Plan Administrator in its sole discretion.
Types of Awards
Stock Options.   ISOs and NSOs are granted under stock option agreements adopted by the Plan Administrator. The Plan Administrator determines the exercise price for stock options, within the terms and conditions of the 2022 Equity Incentive Plan; provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. Options granted under the 2022 Equity Incentive Plan vest at the rate specified in the stock option agreement as determined by the Plan Administrator.
The Plan Administrator determines the term of stock options granted under the 2022 Equity Incentive Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with the Company or any of its affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an optionholder’s service relationship with the Company or any of its affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with the Company or any of its affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Plan Administrator and may include: (1) cash, check, bank draft or money order; (2) a broker-assisted cashless exercise; (3) the tender of shares of Common Stock previously owned by the optionholder; (4) a net exercise of the option if it is an NSO; or (5) other legal consideration approved by the Plan Administrator. Unless the Plan Administrator provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the Plan Administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument.
Tax Limitations on ISOs.   The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company total combined voting power or that of any of its parent or subsidiary corporations unless: (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (2) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards.   Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the Plan Administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the Plan Administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the Plan Administrator, or in any other form of consideration set forth in the restricted stock unit award agreement.
Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards.   Restricted stock awards are granted under restricted stock award agreements adopted by the Plan Administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to the Company, or any other form of legal consideration that may be acceptable to the Board and permissible under applicable law. The Plan Administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with the Company ends for any reason, it may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with the Company through a forfeiture condition or a repurchase right.
Stock Appreciation Rights.   Stock appreciation rights are granted under stock appreciation right agreements adopted by the Plan Administrator. The Plan Administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. A stock appreciation right granted under the 2022 Equity Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the Plan Administrator. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment as determined by the Board and specified in the stock appreciation right agreement.
The Plan Administrator determines the term of stock appreciation rights granted under the 2022 Equity Incentive Plan, up to a maximum of 10 years. If a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with the Company, or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards.   The 2022 Equity Incentive Plan permits the grant of performance awards that may be settled in stock, cash or other property, as determined by the Plan Administrator. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
The performance goals may be based on any measure of performance selected by the Board. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board at the time the performance award is granted, the Board will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under U.S. GAAP; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any portion of the Company’s business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under U.S. GAAP; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under U.S. GAAP.
Other Stock Awards.   The Plan Administrator may grant other awards based in whole or in part by reference to Common Stock. The Plan Administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.
Non-Employee Director Compensation Limit
Under the 2022 Equity Incentive Plan, the aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed $750,000 in total value or, in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case calculating the value of equity awards based on the grant date fair value of such awards for financial reporting purposes.
Changes to Capital Structure
In the event there is a specified type of change in the Company’s capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to: (1) the class and maximum number of shares reserved for issuance under the 2022 Equity Incentive Plan; (2) the class and maximum number of shares by which the share reserve may increase automatically each year; (3) the class and maximum number of shares that may be issued on the exercise of ISOs; and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions
The following applies to stock awards under the 2022 Equity Incentive Plan in the event of a corporate transaction (as defined in the 2022 Equity Incentive Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates or unless otherwise expressly provided by the Plan Administrator at the time of grant.
In the event of a corporate transaction, any stock awards outstanding under the 2022 Equity Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the Plan Administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) value of the property that Participant would have received upon the exercise of the award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock.
Change in Control.   Awards granted under the 2022 Equity Incentive Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2022 Equity Incentive Plan) as may be provided in the applicable stock award agreement or in any other written agreement between the Company or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.
Clawback and Recoupment.   Any award granted under the 2022 Equity Incentive Plan is subject to any clawback, recoupment or similar policy adopted by the Company, or as otherwise required by applicable laws.
Term
Awards under the 2022 Equity Incentive Plan may not be made after February 16, 2032, but awards granted prior to such date may extend beyond that date
The terms of each stock option shall be decided by the Plan Administrator provided that no stock options shall be exercisable more than ten years after the date such stock option is granted (or in the case of an incentive stock option granted to a 10% stockholder, no more than five years after the date such stock option is granted.)
Amendment and Termination
Subject to the rules referred to in the balance of this paragraph, our Board may, without stockholder approval, at any time amend, in whole or in part, any or all of the provisions of the 2022 Equity Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment may materially reduce the rights of a participant with respect to awards previously granted without the consent of such participant.

United States Federal Income Tax Consequences
The following discussion of the principal U.S. federal income tax consequences with respect to stock options granted under the 2022 Equity Incentive Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. The discussion is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable.
The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.
Incentive Stock Options.   The grant or exercise of an ISO generally has no income tax consequences for the optionee or the Company. No taxable income results to the optionee upon the grant or exercise of an ISO. However, the amount by which the fair market value of the stock acquired pursuant to the exercise of an ISO exceeds the exercise price is an adjustment item and will be considered income for purposes of alternative minimum tax.
The aggregate fair market value of Common Stock (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by an optionee during any calendar year cannot exceed $100,000. In such case, the ISOs will be treated as a non-qualified stock option.
The sale of Common Stock received pursuant to the exercise of an option that satisfied all of the ISO requirements, as well as the holding period requirement described below, will result in a long-term capital gain or loss equal to the difference between the amount realized on the sale and the exercise price. To receive ISO treatment, an optionee must be an employee of the Company (or certain affiliates) at all times during the period beginning on the date of the grant of the ISO and ending on the day three months before the date of exercise, and the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years from the date the ISO was granted, or (ii) within one year from the date of exercise of the ISO. Any gain or loss realized upon a subsequent disposition of the shares of Common Stock will be treated as a long-term capital gain or loss to the optionee (depending on the applicable holding period). The Company will not be entitled to a tax deduction upon such exercise of an ISO, or upon a subsequent disposition of the shares of Common Stock, unless such disposition occurs prior to the expiration of the holding period described above.
In general, if the optionee does not satisfy the foregoing holding periods, any gain (in an amount equal to the lesser of the fair market value of the Common Stock on the date of exercise (or, with respect to officers subject to Section 16(b) of the Exchange Act, the date that sale of such Common Stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price, or the amount realized on the disposition minus the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding periods described above, subject to the limitations under Code Sections 162(m) and 280G, the Company is generally entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).
Non-Qualified Stock Options.   In general, an optionee will realize no taxable income upon the grant of an NSO and the Company will not receive a deduction at the time of such grant unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of an NSO, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the stock. Subject to the limitations under Code Sections 162(m) and 280G, the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

Restricted Stock.   Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance share awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction, subject to limitations under Code Sections 162(m) and 280G. If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.
RSUs.   The grant of an RSU or performance restricted stock unit (PSU) will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction, subject to the limitations under Code Sections 162(m) and 280G. Any future appreciation will be taxed at capital gains rates.
Code Section 162(m).   Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation was repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible.
Parachute Payments.   In the event that the payment or vesting of any award under the 2022 Equity Incentive Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.
Code Section 409A.   Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2022 Equity Incentive Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.
New Plan Benefits
Under the 2022 Equity Incentive Plan, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the Plan Administrator.

Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required to approve the proposed amendment of the 2022 Equity Incentive Plan. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
Unless marked otherwise, proxies received will be voted “FOR” the approval of Proposal 4.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5
ADJOURNMENT OF SPECIAL MEETING
The Board has approved the submission to the stockholders of a proposal to approve one or more adjournments of the Special Meeting in the event that there is not a sufficient number of votes at the Special Meeting to approve Proposals 1, 2, 3 or 4. In order to permit proxies that have been timely received to be voted for such adjournments, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Special Meeting, the adjournment is for a period of less than 30 days and the record date remains unchanged, no notice of the time and place of the reconvened meeting will be given to stockholders, other than an announcement made at the Special Meeting.
Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required for any adjournment of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2,3, or 4. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote “against” the matter.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 6.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our Common Stock as of [        ], 2025 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of our Common Stock.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of Common Stock issuable pursuant to the vesting of warrants and the exercise of stock options that are either immediately exercisable or exercisable within 60 days of October 1, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those warrants or options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table is based on information supplied by officers, directors and principal stockholders and Schedule 13D, Schedule 13G and Section 16 filings, if any, with the SEC. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940. As of October 1, 2025, we had 40,299,220 shares of Common Stock outstanding.
Beneficial Owner	Beneficial Ownership(1) Number of Shares of Common Stock Beneficially Owned	Percent of Class
Joseph Chee(2)	6,830,401	16.95%
Antonella Favit-Van Pelt(3)	18,037	*
Sherrie Perkins(4)	2,666	*
Edward M. Straw(5)	2,666	*
Blane Walter(6)	2,666	*
Paul Buckman(7)	2,666	*
Jeffrey S. Mathiesen(8)	27,001	*
Dane C. Andreeff(9)	54,048	*
Pantera Capital Management LP(10)	4,040,158	9.99%
Solana Rocket Holdings Limited(11)	4,041,272	9.99%
Polar Multi-Strategy Master Fund(12)	4,230,774	9.99%
All current executive officers and directors as a group (8 persons)(13)	6,940,151	17.22%

*
Less than one percent

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based 40,299,220 shares of Common Stock outstanding on October 1, 2025 and the theoretical exercise of exercisable options and warrants.

(2)
Includes 6,830,401 shares of common stock.

(3)
Includes 18,037 shares of common stock issuable upon the exercise of stock options.

(4)
Includes 2 shares of common stock and 2,664 shares of common stock issuable upon the exercise of stock options.

(5)
Includes 2 shares of common stock and 2,664 shares of common stock issuable upon the exercise of stock options.

(6)
Includes 2 shares of Common Stock and 2,664 shares of common stock issuable upon the exercise of stock options.

(7)
Includes 2 shares of common stock and 2,664 shares of common stock issuable upon the exercise of stock options.

(8)
Includes 27,001 shares of common stock issuable upon the exercise of stock options.

(9)
Includes 22 shares of common stock held by Maple Leaf Partners, L.P., 4 shares of common stock held by Maple Leaf Partners I, L.P., 15 shares of common stock held by Maple Leaf Discovery I, L.P., 2 shares of common stock held by Maple Leaf Offshore, Ltd., 1 share of common stock held directly by Mr. Andreeff and 54,004 shares of common stock issuable upon the exercise of stock options held directly by Mr. Andreeff. Mr. Andreeff has sole voting and dispositive power over shares held by Maple Leaf Partners, L.P., Maple Leaf Partners I, L.P., Maple Leaf Discovery I, L.P. and Maple Leaf Offshore, Ltd.

(10)
Includes 3,160,680 shares of common stock and 142,839 shares common stock issuable upon the exercise of warrants held by Pantera Blockchain Fund LP, 581,311 shares of common stock held by Pantera DAT Opportunities Fund SP, 145,328 shares of common stock held Pantera Liquid Token Fund LP, and 10,000 shares of common stock held by Daniel W. Morehead.

(11)
Includes 3,887,319 shares of common stock and 153,953 shares of common stock issuable upon the exercise of warrants.

(12)
Includes 2,179,915 shares of common stock and 2,050,859 shares of common stock issuable upon the exercise of warrants.

(13)
Includes 6,830,453 shares of common stock and 109,698 shares of common stock issuable upon the exercise of stock options.

DOCUMENTS INCORPORATED BY REFERENCE
In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with “Proposals 2 and 3” is incorporated by reference to (1) the following sections from the Company’s Annual Report on Form 10-K for the year ended December 31, 2024: (i) “Financial Statements and Supplementary Data”; (ii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and (iii) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; (2) the following sections from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025: (i) “Financial Statements”; and (ii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and (3) the following sections from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025: (i) “Financial Statements”; and (ii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. We are delivering to security holders with this Proxy Statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2) of Schedule 14A.
ADDITIONAL MATTERS
Other Matters
The Company is unaware of any business, other than as described in this proxy statement, that may be considered at the Special Meeting. If any other matters should properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.
To assure the presence of the necessary quorum and to vote on the matters to come before the Special Meeting, please promptly indicate your choices via the internet or phone, or by mail, according to the procedures described on the proxy card. Voting before the Special Meeting does not prevent you from attending and voting at the Special Meeting.
Householding
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker.
Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy materials, you may write our Secretary at 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, (215) 431-3296. Any stockholders who share the same address and currently receive multiple copies of the proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record or our Corporate Secretary to request information about “householding”.
Requirements for Submission of Stockholder Proposals and Nominations for 2026 Annual Meeting
To be considered for inclusion in the proxy materials for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, your proposal must be submitted in writing by November 25, 2025, to our Corporate Secretary at Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2026 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above between December 22, 2025 and January 21, 2026. However, if our 2026 annual meeting occurs more than 30 days before or more than 30 days after April 21, 2026, we must receive nominations or proposals (i) not later than the close of business on the later of the 90th day prior to the date of the 2026 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2026 annual meeting, and (ii) not earlier than the 120th day prior to the 2026 annual meeting.
The above-mentioned proposals and notice to the Corporate Secretary must also be in compliance with the Bylaws (including the information requirements therein) and the proxy solicitation rules of the SEC and Nasdaq as applicable. As such, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act including providing notice that sets forth the information required by not earlier than the close of business on December 22, 2025 and not later than the close of business on January 21, 2026. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.
Solicitation by Board; Expenses
The Board is sending you this proxy statement in connection with the solicitation of proxies for use at the Special Meeting. We have engaged [          ] to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $[     ] in total. The Company’s directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication, but they will not receive any additional compensation for these services. The Company will pay the cost of preparing, assembling, and mailing the proxy materials. The Company has requested brokers, banks and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and the Company will reimburse such record holders for their reasonable expenses in doing so.
Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.
By Order of the Board of Directors,
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary
[        ], 2025

APPENDIX A
AMENDMENT 3
TO
2022 EQUITY INCENTIVE PLAN
RECITALS
A. Helius Medical Technologies, Inc., a Delaware corporation (the “Company”) sponsors the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan, as amended (the “Plan”).
B. The Plan is amended by this Amendment 3 (this “Third Amendment”) in the following respects, effective from and after the date this Third Amendment is approved by the stockholders of Helius Medical Technologies, Inc., in accordance with Section 7(b) of the Plan. Following such effective date, any reference to the “Plan” shall mean the Plan, as amended on June 27, 2024, May 23, 2025 and by this Third Amendment. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan.
AMENDMENT
1.
Section 2(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of: (i) 4,000,000 new shares, plus (ii) the number of Returning Shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1st of each year for a period of five years commencing on January 1, 2026 and ending on (and including) January 1, 2029, to an amount equal to 5% of the Fully Diluted Shares as of the last day of the preceding calendar year; provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of Common Stock.”
2.
Except as set forth in this Third Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

A-1

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends voting FOR the following:
Votes must be indicated (x) in Black or Blue ink.
PROPOSAL NO. 1:	To elect Cosmo Jiang, to serve as a director of the Company until the Company’s 2026 annual meeting of stockholders or until his successor is duly elected and qualified.	FOR ☐	WITHHOLD ☐
PROPOSAL NO. 2:	To approve the issuance of up to 11,091,178 shares of our common stock upon the exercise of Strategic Advisor Warrants issued to Pantera Capital Management LP and Summer Wisdom Holdings Limited, consisting of (i) 7,394,119 Strategic Advisor Base Warrant Shares and (ii) up to 3,697,059 Strategic Advisor Performance Shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
PROPOSAL NO. 3:	To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants issued in connection with our acceptance of Solana (SOL) cryptocurrency as consideration in our private placement offering.	FOR ☐	AGAINST ☐	ABSTAIN ☐
PROPOSAL NO. 4:	To approve an amendment to our 2022 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 4,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
PROPOSAL NO. 5:	To authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3 or 4.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If an entity, please sign in the full entity name, by a duly authorized officer.
Stock Owner signs here Date:	Co-Owner signs here Date: